[LETTERHEAD OF BASMAN SMITH LLP]

                                                                    EXHIBIT 23.1

Consent of Canadian Counsel

We hereby consent to the reference to our firm in the Registration Statement on Form S-3 under the captions "Enforceability of Civil Liabilities" and "Legal Matters".


/s/ Basman Smith LLP

BASMAN SMITH LLP

Toronto, Ontario

July 25, 2003


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